RENW

Harbor Energy Transition Strategy ETF

Supplement to Summary Prospectus dated March 1, 2024
November 22, 2024
Harbor ETF Trust’s Board of Trustees has determined to liquidate and dissolve Harbor Energy Transition Strategy ETF (the “Fund”). After the close of business on December 13, 2024, subject to applicable law, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on December 16, 2024. The Fund is currently scheduled to liquidate at the close of business on or about December 19, 2024 (the “Liquidation Date”).
Shareholders may sell their holdings of the Fund on NYSE Arca, Inc. (“NYSE Arca”) until market close on December 13, 2024 and may incur typical transaction fees from their broker-dealers. At the time the liquidation of the Fund is complete, shares of the Fund will be redeemed. If you still hold shares on the Liquidation Date, you will receive a liquidating distribution of cash in the cash portion of your brokerage account equal to the amount of the net asset value of your shares. Shareholders who receive a liquidating distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares if shares are held in a taxable account. The liquidating distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on December 13, 2024. The Fund may or may not, depending upon its circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
In order to ready the Fund for liquidation, the Fund’s 2024 dividend schedule has changed. The ex-dividend date and record date have changed to December 13, 2024 and the payable date has changed to December 18, 2024. Additionally, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective as stated in the Fund’s prospectus. Furthermore, during the time between market close on December 13, 2024 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.
Investors Should Retain This Supplement For Future Reference
S1124.SP.ETF.RENW